UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

Lightning Gaming, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-52575	20-8583866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Creek Circle, Suite 400, Boothwyn, Pa 19061
(Address of principal executive offices) (Zip Code)

610 494 5534
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

1.           Debt Conversion Agreement

On June 23, 2011, we and our wholly-owned subsidiary, Lightning Poker, Inc. (“LPI”), entered into a Debt Conversion Agreement (the “Conversion Agreement”) with The Co-Investment Fund, II, L.P. (“CI II”).  Pursuant to the Conversion Agreement, a $1,000,000 promissory note that we issued to CI II on April 12, 2011 was converted into 1,000,000 shares of our Series A Nonvoting Capital Stock (“Nonvoting Stock”), and all accrued and unpaid interest and all other amounts payable under the note (other than the converted principal amount) were canceled along with LPI’s guaranty and security agreements relating to that note.

In addition to the Nonvoting Stock acquired under the Conversion Agreement, CI II beneficially owns more than 5% of our outstanding common stock.  CI II is managed by Cross Atlantic Capital Partners Inc. (“Cross Atlantic”).  Donald Caldwell is a member of our board of directors and is the founder and chief executive officer of Cross Atlantic.  Frederick R. Tecce is a member of our board of directors and is a managing director and of counsel of Cross Atlantic.

2.           Securities Purchase Agreement

On June 23, 2011, we and LPI entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Stewart J. Greenebaum, LLC (“Greenebaum”).  Pursuant to the Purchase Agreement, we sold 1,000,000 shares of Nonvoting Stock to Greenebaum for a cash price of $1,000,000, and we issued to Greenebaum a warrant to purchase 1,000,000 shares of our common stock at an exercise price of $1.00 per share (subject to anti-dilution adjustments), with an expiration date of April 12, 2016. The warrant provides for registration rights under the Securities Act of 1933, as amended (the "Securities Act") that are substantially similar to the registration rights described in paragraph 5 below of this Item 1.01 regarding the Investor Rights Agreement.

Besides the Nonvoting Stock acquired under the Purchase Agreement, Greenebaum holds another 500,000 shares of Nonvoting Stock and beneficially owns more than 5% of our outstanding common stock, based on Greenebaum’s ability to acquire our common stock through the exercise of warrants or conversion of promissory notes.

3.           Amendment Of Warrants

On June 23, 2011, in connection with the Conversion Agreement, we and LPI entered into a series of agreements with CI II to amend a total of ten warrants held by CI II, which were issued by us or our predecessor between July 25, 2006 and April 12, 2011, to purchase shares of our common stock.  Prior to the amendments, those warrants entitled CI II to purchase an aggregate of 6,401,385 shares of our common stock at a weighted average exercise price of $1.37 per share (subject to anti-dilution adjustments), with expiration dates ranging between July 31, 2011 and April 12, 2016.

Giving effect to the amendments, the expiration date of each warrant held by CI II is April 12, 2016, and the warrants entitle CI II to purchase an aggregate of 6,401,385 shares of our common stock at an exercise price of $1.00 per share (subject to anti-dilution adjustments).

Also on June 23, 2011, in connection with the Purchase Agreement, we entered into a series of agreements with Greenebaum to amend and restate a total of four warrants held by Greenebaum, which were originally issued by us or our predecessor between June 27, 2007 and February 22, 2010, to purchase shares of our common stock.  Prior to the amendments, those warrants entitled Greenebaum to purchase an aggregate of 1,500,000 shares of our common stock at a weighted average exercise price of $2.00 per share (subject to anti-dilution adjustments), with expiration dates ranging between June 27, 2012 and February 22, 2015.

Giving effect to the amendments, the expiration date of each warrant held by Greenebaum is April 12, 2016, and the amended and restated warrants entitle Greenebaum to purchase an aggregate of 1,500,000 shares of common stock at an exercise price of $1.00 per share (subject to anti-dilution adjustments).

4.           Amendment Of Promissory Notes

On June 23, 2011, in connection with the Conversion Agreement, we and CI II agreed to amend nine promissory notes held by CI II, which were issued by LPI between July 31, 2006 and February 22, 2010, in an aggregate principal amount of $10,500,000.  Prior to the amendments, the notes had maturity dates ranging between June 30, 2012 and February 22, 2013.  Five of those notes, having an aggregate principal amount of $5,500,000, are convertible into shares of our common stock.

Giving effect to the amendments, the maturity date of each of the nine promissory notes is June 30, 2013 (with no change in the acceleration provisions of the notes), and the price at which the principal and accrued interest under each of the five convertible notes may be converted into shares of our common stock is $1.00 per share.

Also on June 23, 2011, in connection with the Purchase Agreement, we and Greenebaum agreed to amend and restate three promissory notes held by Greenebaum, which were issued by LPI between June 27, 2007 and February 22, 2010, in an aggregate principal amount of $3,000,000.  Prior to the amendments, the notes had maturity dates ranging between June 30, 2012 and February 22, 2013.  Two of those notes, having an aggregate principal amount of $2,000,000, are convertible into shares of our common stock.

Giving effect to the amendments, the maturity date of each of the three promissory notes is June 30, 2013 (with no change in the acceleration provisions of the notes), and the price at which the principal and accrued interest under each of the two convertible promissory notes may be converted into shares of our common stock is $1.00 per share.

5.           Investor Rights Agreement

On June 23, 2011, in connection with the Conversion Agreement and the Purchase Agreement, we entered into an Investor Rights Agreement (the “Rights Agreement”) with CI II and Greenebaum. Pursuant to the Rights Agreement, if we register any of our securities for a public offering under the Securities Act, CI II and Greenebaum will each have the right to exchange all of its shares of Nonvoting Stock for an equal number of shares of our common stock (subject to anti-dilution adjustments) and, at our expense, include those shares, along with any other shares of our common stock that it holds, in the registered public offering (provided that certain underwriting standards are satisfied). The exchange rights will remain in effect for as long as each of CI II and Greenebaum holds any Nonvoting Stock. The respective registration rights of CI II and Greenebaum will remain in effect until the earlier of June 23, 2021 or the date on which CI II or Greenebaum, as the case may be, is eligible to sell all of its Lightning Gaming, Inc. (“LGI”) stock within a three-month period under Rule 144 under the Securities Act.

The Rights Agreement also gives each of CI II and Greenebaum preemptive rights to purchase additional shares of Nonvoting Stock (or certain equivalents of Nonvoting Stock) if we sell additional stock in certain types of transactions, so as to maintain their respective percentage ownership of all of our outstanding stock, calculated on a fully-diluted basis.

Also pursuant to the Rights Agreement, we must obtain the written consent of CI II and Greenebaum in order to liquidate, dissolve or sell our business (or effectuate certain similar transactions); transfer or encumber material technology or intellectual property; change our articles of incorporation or bylaws in a way that adversely affects the terms of the Nonvoting Stock; change our capital stock structure; make loans or investments in any other companies (other than our wholly-owned subsidiaries); make loans to any other person other than in the ordinary course of business or under our employee stock or option plans; guarantee any indebtedness of others; make changes in our line of business; or enter any new line of business.

6.           Anti-Dilution Adjustments Of Other Warrants

The events described above also resulted in automatic anti-dilution adjustments under outstanding warrants held by other parties that entitled them to purchase an aggregate of 107,760 shares of our common stock at a weighted average exercise price of $1.23 per share.  Giving effect to the anti-dilution adjustments, those warrants now entitle the holders to purchase an aggregate of 107,760 shares of our common stock at a weighted average exercise price of $1.00 per share.

The above descriptions of the Conversion Agreement, the Purchase Agreement, changes to the warrants and promissory notes, and the Rights Agreement are merely summaries of the material terms of the respective documents.  Copies of those documents are filed as exhibits to this Form 8-K.  Interested parties should read those documents in their entirety.

Item 1.02                      Termination of a Material Definitive Agreement.

Pursuant to the Conversion Agreement described in Item 1.01 above, the April 12, 2011 Guaranty Agreement, Security Agreement, Intellectual Property Security Agreement for Patents and Trademarks, and Intellectual Property Security Agreement for Copyright and Mask Works between LPI and CI II, and the April 12, 2011 Loan Agreement between us and CI II, were terminated due to conversion of the underlying promissory note to Nonvoting Stock.

Section 3 - Securities and Trading Markets

Item 3.02                      Unregistered Sales of Equity Securities.

Please refer to Item 1.01 above for information concerning the Nonvoting Stock that we issued under the Conversion Agreement and the Purchase Agreement, the amendments of promissory notes that are convertible into shares of our common stock, and the amendment of warrants to purchase shares of our common stock.  The Nonvoting Stock was issued under the Conversion Agreement without registration under the Securities Act, pursuant to exemptions from registration set forth in Sections 3(a)(9) and 4(2) of the Securities Act.  The Nonvoting Stock was issued under the Purchase Agreement without registration under the Securities Act pursuant to the exemption from registration in Section 4(2) of the Securities Act.  To the extent that the  amendments of the warrants and convertible promissory notes constituted sales of equity securities, those sales were exempt from registration under the Securities Act pursuant to the exemption in Section 4(2) of the Securities Act, and may also be exempt under Section 3(a)(9) of the Securities Act.

Item 3.03                      Material Modification to Rights of Security Holders.

As reported in Item 1.01 above, we issued 1,000,000 shares of Nonvoting Stock to CI II under the Conversion Agreement and 1,000,000 shares of Nonvoting Stock to Greenebaum under the Purchase Agreement.  The Nonvoting Stock participates with, and is identical to, our common stock in all respects, except that the Nonvoting Stock carries no voting rights (unless legally mandated).

Also as reported in Item 1.01 above, we entered into the Rights Agreement, which, among other things:

●
gives CI II and Greenebaum the right to exchange their Nonvoting Stock for common stock if we conduct a registered public offering of securities under the Securities Act, and include all of their common stock in the public offering at our expense;

●	gives CI II and Greenebaum certain preemptive rights if we sell additional stock, so they can maintain their respective percentage ownership of our stock on a fully-diluted basis; and

●	requires us to obtain CI II’s and Greenebaum’s written consent in order to engage in various types of transactions or change our capital structure or line of business.

Section 9 - Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits:

Exhibit No.	Description
99.1	Debt Conversion Agreement among LGI, LPI and CI II
99.2	Securities Purchase Agreement among LGI, LPI and Greenebaum
99.3	Omnibus Amendment to Warrants for Stock among LGI, LPI and CI II, with respect to Warrants for Stock dated July 25, 2006; November 8, 2006; December 11, 2009; and March 19, 2010
99.4	Amendment No. 1 to Warrant for Stock among LGI, LPI and CI II (previously for shares having a value of $2,000,000, dated June 27, 2007)
99.5	Amendment No. 1 to Amended and Restated Warrant for Stock among LGI, LPI and CI II (previously for shares having a value of $250,000, dated June 27, 2007)
99.6	Amendment No. 1 to Amended and Restated Warrant for Stock among LGI, LPI and CI II (previously for shares having a value of $500,000, dated June 27, 2007)
99.7	Amendment No. 1 to Warrant for Stock among LGI, LPI and CI II (previously for shares having a value of $1,000,000, dated February 22, 2010)
99.8	Amendment No. 1 to Warrant for Stock among LGI, LPI and CI II (previously for shares having a value of $2,000,000, dated June 30, 2008)
99.9	Amendment No. 1 to Warrant for Stock among LGI, LPI and CI II (previously for shares having a value of $2,000,000, dated April 12, 2011)
99.10	Amended and Restated Warrant for Stock issued to Greenebaum (for 500,000 shares, previously dated February 22, 2010)
99.11	Amended and Restated Warrant for Stock issued to Greenebaum (for 250,000 shares, previously dated March 19, 2010)
99.12	Amended and Restated Warrant for Stock issued to Greenebaum (for 250,000 shares, previously dated December 11, 2009)
99.13	Amended and Restated Warrant for Stock issued to Greenebaum (originally authorizing the purchase of $1,000,000 worth of shares at $2.572 per share before adjustments, previously dated June 27, 2007)
99.14	Warrant for Stock issued to Greenebaum for 1,000,000 shares
99.15	Omnibus Allonge to Promissory Notes among LGI, LPI and CI II
99.16	Amended and Restated Promissory Note issued by LPI to Greenebaum (previously dated February 22, 2010)
99.17	Amended and Restated Promissory Note issued by LPI to Greenebaum (previously dated June 30, 2008)
99.18	Amended and Restated Promissory Note issued by LPI to Greenebaum (previously dated June 27, 2007)
99.19	Investor Rights Agreement among LGI, CI II and Greenebaum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning Gaming, Inc.

By: /s/ Robert Ciunci
          Robert Ciunci, Chief Financial Officer
Date:  June 29, 2011